Exhibit 99.1

FRONT LINE POWER CONSTRUCTION, LLC

ROSHARON, TEXAS

FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2020 and 2019

8 WEST WAY COURT

LAKE JACKSON, TEXAS 77566

(979) 297-4075

THIS PAGE LEFT BLANK INTENTIONALLY.

FRONT LINE POWER CONSTRUCTION, LLC

FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

TABLE OF CONTENTS

Page
Independent Auditor's Report	5-6

FINANCIAL STATEMENTS:

Balance Sheets	8-9

Statements of Operations and Partners' Capital	10-11

Statements of Cash Flow	12

Notes to Financial Statements	13-21

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Independent Auditor’s Report

Front Line Power Construction, LLC

Rosharon, Texas 77583

We have audited the accompanying financial statements of Front Line Power Construction, LLC ( the “Company”) which comprise the balance sheets as of December 31, 2020 and 2019, , and the related statements of operations and partners’ capital, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Lake Jackson	El Campo	Angleton	Bay City
8 W Way Ct.	201 W. Webb St.	2801 N. Velasco, Suite C	2245 Avenue G
Lake Jackson, TX 77566	El Campo, TX 77437	Angleton, TX 77515	Bay City, TX 77414
979-297-4075	979-543-6836	979-849-8297	979-245-9236

www.kmandl.com

Front Line Power Construction, LLC

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

KM&L, LLC

Lake Jackson, Texas

July 9, 2021

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FRONT LINE POWER CONSTRUCTION, LLC

BALANCE SHEETS

December 31, 2020 and 2019

Assets

	2020	2019
Current Assets:
Cash and cash equivalents	$8,584,450	$4,068,870
Accounts receivable (net of allowance
for doubtful accounts of $73,128 and $73,128)	8,608,632	14,344,579
Costs and estimated earnings in excess of billings
on uncompleted contracts	653,323	1,241,341
Prepaid expenses	377,595	119,900
Other assets	45	17,044

Total current assets	18,224,045	19,791,734

Property and Equipment:
Computers and office equipment	82,632	82,632
Field equipment and tools	6,162,692	5,564,270
Vehicles and vehicle equipment	13,353,009	10,948,544
Leasehold improvements	46,976	34,427

Total property and equipment	19,645,309	16,629,873

Less accumulated depreciation	9,500,737	6,619,025

Net property and equipment	10,144,572	10,010,848

Other Assets:
Investment	302,722	132,995

Total other assets	302,722	132,995

Total assets	$28,671,339	$29,935,577

The accompanying notes are an integral part of the financial statements.

Liabilities and Partners’ Capital

	2020	2019
Current Liabilities:
Accounts payable	$325,954	$1,196,191
Other current liabilities	222,134	147,260
Billings in excess of costs and estimated
earnings on uncompleted contracts	32,635	73,404
Current portion of notes payable	1,408,476	324,520

Total current liabilities	1,989,199	1,741,375

Long-Term Liabilities:
Notes payable	931,229	1,180,357
PPP loan payable	2,144,607	—

Total long-term liabilities	3,075,836	1,180,357

Total liabilities	5,065,035	2,921,732

Partners' capital	23,606,304	27,013,845

Total liabilities and partners' capital	$28,671,339	$29,935,577

FRONT LINE POWER CONSTRUCTION, LLC

STATEMENTS OF OPERATIONS AND PARTNERS’ CAPITAL

For the Years Ended December 31, 2020 and 2019

	2020	2019

Revenue	$56,120,605	$54,980,814
Cost of sales	39,609,829	39,028,271

Gross margin	16,510,776	15,952,543

Operating Expenses:
Salaries and wages	1,238,589	1,013,992
Employee benefits	143,189	180,136
Business promotion	—	23,517
Bank charges	5,487	6,434
Charitable contributions	2,332	18,691
Dues and subscriptions	20,263	14,984
Equipment rental	18,708	30,723
Freight and postage	6,319	8,106
Interest expense	50,185	8,710
Licenses and permits	6,919	30,748
Printing and reproduction	—	4,821
Professional fees	269,681	179,665
Building rent	150,000	150,000
Telephone	51,339	45,814
Utilities	20,450	19,465
Uniforms	—	3,851
Supplies	46,666	41,554
Payroll taxes	88,312	78,273
Employee testing	74,339	111,025
Other taxes	1,200	4,170
Property taxes	172,519	122,127
Franchise taxes	178,559	110,544
Travel	1,507	4,641
Meals and entertainment	75,399	66,678
Miscellaneous	33,357	31,861

Total operating expenses	2,655,319	2,310,530

Income from operations	13,855,457	13,642,013

(continued)

FRONT LINE POWER CONSTRUCTION, LLC

STATEMENTS OF OPERATIONS AND PARTNERS’ CAPITAL - Continued

For the Years Ended December 31, 2020 and 2019

	2020	2019

Other Income (Expense):
Other income	$14,555	$6,279
Loss on disposal of assets	(27,553)	(7,993)

Total other income (expense)	(12,998)	(1,714)

Net income	13,842,459	13,640,299

Beginning partners' capital	27,013,845	18,748,546

Distributions to partners	(17,250,000)	(5,375,000)

Ending partners' capital	$23,606,304	$27,013,845

The accompanying notes are an integral part of the financial statements

FRONT LINE POWER CONSTRUCTION, LLC

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2020 and 2019

	2020	2019
Cash Flows from Operating Activities
Net income	$13,842,459	$13,640,299
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Depreciation	3,022,760	2,401,919
Loss on disposal of assets	27,553	7,993
Changes in Working Capital
Accounts receivable	5,735,947	(6,391,523)
Prepaid expenses	(257,695)	—
Costs and estimated earnings in excess
Of billings on uncompleted contracts	588,018	(805,249)
Other assets	16,999	(77,297)
Accounts payable	(870,237)	857,646
Billings in excess of costs and estimated
Earnings on uncompleted contracts	(40,769)	(239,935)
Other liabilities	74,874	35,803

Net cash provided by operating activities	22,139,909	9,429,656

Cash Flows from Investing Activities:
Purchase of investment	(169,727)	(132,995)
Purchase of property and equipment	(3,184,037)	(5,396,747)

Net cash used by investing activities	(3,353,764)	(5,529,742)

Cash Flows from Financing Activities
Proceeds from notes payable	3,316,829	1,432,980
Payments on notes payable	(337,394)	(111,372)
Distribution of partners' capital	(17,250,000)	(5,375,000)

Net cash used by financing activities	(14,270,565)	(4,053,392)

Net increase (decrease) in cash and cash equivalents	4,515,580	(153,478)

Cash and cash equivalents, January 1	4,068,870	4,222,348

Cash and cash equivalents, December 31	$8,584,450	$4,068,870

Cash Paid for Interest:
Interest	$50,185	$8,710

Federal income taxes	$—	$—

The accompanying notes are an integral part of the financial statements

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

INDEX

Note

Page

A.	Summary of Significant Accounting Policies	14

B.	Deposits	16

C.	Investment	16

D.	Costs and Estimated Earnings on Uncompleted Contracts	17

E.	Long-Term Notes Payable	18

F.	Operating Leases	20

G.	Related Party Transactions	20

H.	Contingent Liabilities and Litigation	20

I.	Union Employee Benefit Plans	20

J.	Evaluation of Subsequent Events	21

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2020 and 2019

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Front Line Power Construction, LLC (“Company”) is a partnership which is engaged in full service electrical construction. The Company’s products are marketed through management and in-house sales representatives.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

Accounts Receivable and Concentrations of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company grants credit to customers in the electrical distribution and petro-chemical industry. Five customers make up 89% and eight customers make up 90% of the current accounts receivable balance as of December 31, 2020 and 2019, respectively. The Company’s ability to collect the amounts due from customers is affected by current economic conditions in these industries. The Company maintains an allowance for doubtful accounts based on its historical bad debt experience. Uncollectible accounts are charged against the reserve account. A provision for bad debts is expensed to restore the reserve. The balance recorded in the allowance for doubtful accounts was $73,128 and $73,128 at December 31, 2020 or 2019, respectively. Financial risk also exists in regards to the distribution of customer revenue. Seven customers make up 93% and five customers make up 95% of the revenue for the years ended December 31, 2020 and 2019, respectively. One customer makes up 68% and 78% of the total revenue across a number of the customer’s divisions for the years ended December 31, 2020 and 2019, respectively.

Property and Equipment

Property and equipment are recorded at cost less depreciation and amortization. Depreciation and amortization are primarily accounted for on a straight-line method based on estimated useful lives of the assets.

Depreciation and amortization is based on the following useful lives:

Years
Computers and office equipment	5
Field equipment and tools	5-7
Vehicles and vehicle equipment	5-7
Leasehold improvements	15

The Company’s depreciation expense was $3,022,760 and $2,401,919 for the years ended December 31, 2020 and 2019, respectively.

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income taxes

The Company is a partnership and therefore any income is not taxable to the Company but flows through to the Company’s partners.

Adoption of New Accounting Standard and Revenue Recognition

The Company recognizes revenue according to FASB ASC 606 revenue from contracts with customers. FASB ASC 606 has been adopted by the Company using the Full Retrospective Method which has been applied and is effective as of January 1, 2019.

As part of the adoption of FASB ASC 606, the Company did consider but was not required to elect specific transition expedients as the adoption of the new standard required no changes to previously reported revenues as a result of the adoption.

The majority of the Company’s revenue is recognized at a point in time based on the transfer of control or percentage of completion on a contract. Revenue recognized over time primarily consists of performance obligations that are satisfied within one year or less. In addition, the majority of the Company’s contracts do not contain variable consideration. Based on the Company’s evaluation process and review of its contracts with customers, the timing and amount of revenue recognized previously is consistent with how revenue is recognized under the new standard. Contract change orders do occur on percentage of completion contracts and revenue is recognized using the percentage of completion method while considering these ongoing contract change orders and the relative completion of the change orders. There are warranties typically provided on completed contract work up to 12 months from contract completion however warranty work is rare and therefore the probability of future warranty work occurring is insignificant. For these reasons, there is not a significant impact as a result of adopting FASB ASC 606.

There are three major revenue streams which are for construction, service and maintenance, and storm restoration. As previously discussed, revenue is recognized when performance obligations are met throughout the contract primarily based on percentage of completion. At December 31, 2020 and 2019 the Company had contract assets and liabilities. The contract assets are listed on the balance sheet as cost and estimated earnings in excess of billings on uncompleted contracts in the amount of $653,323 and $1,241,341 as of December 31, 2020 and 2019, respectively. Contract liabilities are listed on the balance sheet as billings in excess of costs and estimated earnings on uncompleted contracts in the amount of $32,635 and $73,404 as of December 31, 2020 and 2019, respectively.

Cost of Revenue

Cost of sales are direct costs which are incurred in the delivery of construction services.

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE A – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES - Continued

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - DEPOSITS

The Company does not require financial institutions to provide collateral for amounts in excess of insured balances. At December 31, 2020 the carrying amount of the Company’s deposits was $8,584,450 while the financial institution balances totaled $9,853,898. At December 31, 2019 the carrying amount of the Company’s deposits was $4,068,870 while the financial institution balances totaled $4,747,056.

NOTE C - INVESTMENT

The Company is not restricted as to the type of investments, which can be made with unrestricted funds.

During both 2020 and 2019 the Company invested in a captive insurance provider. The carrying amount of the investment was $302,722 at December 31, 2020 and $132,995 at December 13, 2019. The market value of this investment is not readily determinable. The Company elects to measure the investment at cost less any impairment and plus or minus changes visible from observable price changes. The Company determined that the investment was not impaired and therefore no impairment adjustments have been recorded to the original cost. There were no unrealized gains or losses in 2020 or 2019.

Fair Value Measures

Financial Accounting Standards Board Accounting Standards Codification 820-10, Fair Value Measurements (FASB Codification 820-10), establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level

3 measurements). The three levels of the fair value hierarchy under FASB Codification 820-10 are described below:

Level 1         Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Plan has the ability to access.

Level 2         Inputs to the valuation methodology include:

●	Quoted prices for similar assets or liabilities in active markets;
●	Quoted prices for identical or similar assets or liabilities in inactive markets;
●	Inputs other than quoted prices that are observable for the asset or liability;

(continued)

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE C - INVESTMENT - continued

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

                        If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3         Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2020 and 2019:

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
December 31, 2020:
Captive insurance provider	$—	$302,722	$—	$302,722

Total assets at fair value	$—	$302,722	$—	$302,722

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
December 31, 2019:
Captive insurance provider	$—	$132,995	$—	$132,995

Total assets at fair value	$—	$132,995	$—	$132,995

NOTE D - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs and estimated earnings on uncompleted contracts for the period ended December 31, 2020 and 2019 were comprised of the following:

	2020	2019

Costs incurred on uncompleted contracts	$3,264,043	$7,316,216
Estimated earnings	1,988,697	4,826,169

	5,252,740	12,142,385
Less billings to date	4,632,052	10,974,448

	$620,688	$1,167,937

(continued)

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE D - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS - continued

Included in accompanying balance sheet under the following captions:

	2020	2019
Costs and estimated earnings in excess of billings on
uncompleted contracts	$653,323	$1,241,341

Billings in excess of costs and estimated earnings
on uncompleted contracts	(32,635)	(73,404)

	$620,688	$1,167,937

NOTE E - LONG-TERM NOTES PAYABLE

Long-term debt at December 31, is comprised of the following:

	2020	2019
Note payable to a financial institution, due in monthly
installments of $976 at 0% interest, final payment due
August 2020, secured by equipment.	$—	$7,808

Note payable to a financial institution, due in monthly
installments of $831 at 5% interest, final payment due
November 2021, secured by equipment	4,987	14,963

Note payable to a financial institution, due in monthly
installments of $829 at 0% interest, final payment due
July 2022, secured by equipment	14,924	24,872

Note payable to a financial institution, due in monthly
installments of $2,289 at 0% interest, final payment due
September 2022, secured by equipment	48,073	75,544

Note payable to a financial institution, due in monthly
installments of $1,531 at 0% interest, final payment due
January 2023, secured by equipment	39,809	58,182

Note payable to a bank, due in monthly installments of
$3,555 including interest at 4.23%, final payment due
August 2024, secured by equipment	147,704	183,300

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	150,695	185,977

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	150,695	185,977

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE E - LONG-TERM NOTES PAYABLE - Continued

	2020	2019
Note payable to a bank, due in monthly installments of
$3,549 including interest at 4.23%, final payment due
September 2024, secured by equipment	$150,550	$186,157

Note payable to a bank, due in monthly installments of
$3,549 including interest at 4.23%, final payment due
September 2024, secured by equipment	150,550	186,157

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	150,550	185,977

Note payable to a bank, due in monthly installments of
$3,900 including interest at 4.35%, final payment due
November 2024, secured by equipment	171,537	209,963

Note payable to a financial institution, due in monthly
installments of $829 at 0% interest, final payment due
July 2022, secured by equipment	95,338	—

Paycheck Protection Program (PPP) loan received in April
of 2020. The loan has an effective interest rate of 1% and
any balance due would be payable beginning in 2021.
The balance which is expected to be payable is $0.	3,208,900	—

Total notes payable	4,484,312	1,504,877

Less current maturities	1,408,476	324,520

Total long-term notes payable	$3,075,836	$1,180,357

Long-term debt maturing in the next five years is as follows:

Year Ended
December 31,	Principal	Interest	Total

2021	$1,408,476	$40,454	$1,448,930
2022	2,483,306	29,112	2,512,418
2023	309,647	17,278	326,925
2024	248,397	4,142	252,539
2025	34,486	—	34,486

Total	$4,484,312	$90,986	$4,575,298

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE F - OPERATING LEASES

The Company leases three buildings from an entity and a property from another entity, each under month to month operating leases and each of which can be canceled by either party at any time. Each of the lessor companies share a common owner with the Company. The three leases had monthly payments of $4,000, $6,500 and $2,000 in both 2020 and 2019. The Company also leases temporary building units under operating leases at varying lease payment amounts. Total building operating lease expense was $150,000 for the years ended December 31, 2020 and December 31, 2019.

The Company leases vehicles under an operating lease agreement from an entity which shares a common owner with the Company. Vehicles are leased at varying monthly lease payment amounts and all are month to month leases. Total vehicle operating lease expense was $42,025 for the year ended December 31, 2020 and $97,145 for the year ended December 31, 2019.

NOTE G - RELATED PARTY TRANSACTIONS

The Company has operating lease agreements with four different entities, each having a common owner with the Company. All operating lease agreements are in place for property which is used directly as business use property of the Company and all lease agreements are market based agreements. The total amount paid by the Company in 2020 and 2019 for all of these lease agreements combined was $192,025 and $247,145, respectively.

NOTE H - CONTINGENT LIABILITIES AND LITIGATION

The Company had no contingent liabilities or litigation in process at December 31, 2020 or 2019

NOTE I – UNION EMPLOYEE BENEFIT PLANS

The Company employs unionized employees and as a result contributes monthly to union operated employee benefit plans. The name of the plan is National Electrical Benefit Fund (the “Plan”), EIN 53-0181657, Plan Number 001. The Plan has a plan zone status of Green. The union collective bargaining agreement which established this plan has an expiration date of August 31, 2023. The Company contributed $6.50 in 2020 and $6.00 in 2019 per hour worked for eligible employees to a health insurance plan, 3% of gross wages for eligible employees to an employee benefit retirement plan, 25% of gross wages paid to another employee benefit retirement plan and 1% of gross wages for eligible employees to an apprentice program. The Company made combined contributions for all of the these benefit plans totaling $6,716,480 and $5,730,108 which are recorded in cost of revenue for the year ended December 31, 2020 and 2019, respectively. A new fund was created near the end of 2019 which is also employer funded for health insurance and any amount contributed in excess of $6.00 per hour above is offset by the amount funded to this new health insurance fund. The new fund started at $0.60 per hour and was down to $0.10 per hour contribution rate at the end of 2020.

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Years Ended December 31, 2020 and 2019

NOTE J - EVALUATION OF SUBSEQUENT EVENTS

The Company has evaluated subsequent events through July 9, 2021, the date which the financial statements were available to be issued.

As of July 9, 2021, the Company has received communication from it’s banking institution that the PPP loan in the amount of $3,208,900 has been forgiven completely.

THIS PAGE LEFT BLANK INTENTIONALLY.

-22

FRONT LINE POWER CONSTRUCTION, LLC

CONDENSED FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2021 and 2020

(Unaudited)

FRONT LINE POWER CONSTRUCTION, LLC

Index

Page

Condensed Balance Sheets	1

Condensed Statements of Operations and Partners' Capital	3

Condensed Statements of Cash Flows	3

Notes to Financial Statements	4-9

FRONT LINE POWER CONSTRUCTION, LLC

Balance Sheets

(Unaudited)

September 30, 2021 and December 31, 2020

Assets

	2021	2020
Current Assets:
Cash and cash equivalents	$5,435,503	$8,584,450
Accounts receivable (net of allowance
for doubtful accounts of $73,128 and $73,128)	14,256,830	8,608,632
Costs and estimated earnings in excess of billings
on uncompleted contracts	695,265	653,323
Prepaid and other current assets	365,627	377,640

Total current assets	20,753,225	18,224,045

Property and Equipment:
Computers and office equipment	122,728	82,632
Field equipment and tools	6,080,297	6,162,692
Vehicles and vehicle equipment	16,534,074	13,353,009
Leasehold improvements	55,089	46,976

Total property and equipment	22,792,188	19,645,309

Less accumulated depreciation	11,785,288	9,500,737

Net property and equipment	11,006,900	10,144,572

Investment	530,781	302,722

Total assets	$32,290,906	$28,671,339

Liabilities and Partners’ Capital

(Unaudited)

	2021	2020
Current Liabilities:
Accounts payable	$515,229	$325,954
Other current liabilities	1,342,753	222,134
Billings in excess of costs and estimated
earnings on uncompleted contracts	380,219	32,635
Current portion of notes payable	345,475	1,408,476

Total current liabilities	2,583,676	1,989,199

Notes payable	671,377	931,229
Paycheck Protection Program ("PPP") loan payable	—	2,144,607

Total liabilities	3,255,053	5,065,035

Partners' capital	29,035,853	23,606,304

Total liabilities and partners' capital	$32,290,906	$28,671,339

FRONT LINE POWER CONSTRUCTION, LLC

STATEMENTS OF OPERATIONS AND PARTNERS’ CAPITAL (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

	For the Nine Months Ended September 30,
	2021	2020

Revenues	$49,683,263	$40,688,742

Cost of revenues	32,796,639	28,620,521

Gross profit	16,886,624	12,068,221

Operating expenses:
Selling, general and administrative expense	1,767,545	1,432,007
(Gain) loss on disposal of fixed assets	(69,944)	8,614

Total operating expenses	1,697,601	1,440,621

Income from operations	15,189,023	10,627,600

Other income (expense)	3,248,169	(5,722)
Interest expense	(32,623)	(38,341)
Net income	18,404,569	10,583,537

Beginning partners' capital	23,606,304	27,013,845

Distributions to partners	(12,975,020)	(17,230,815)

Ending partners' capital	$29,035,853	$20,366,567

FRONT LINE POWER CONSTRUCTION, LLC

STATEMENTS OF CASH FLOWS (Unaudited)

For the Nine Months Ended September 30, 2021 and 2020

Cash flows from operating activities:	2021	2020
Net income	$18,404,569	$10,583,537
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	2,519,067	2,254,817
Gain on extinguishment of debt	(3,208,900)	—
(Gain) loss on disposal of fixed assets	(69,944)	8,614
Changes in operating assets and liabilities:
Accounts receivable	(5,648,198)	5,053,994
Costs and estimated earnings in excess
of billings on uncompleted contracts	(41,942)	1,208,371
Prepaid expense and other current assets	12,013	7,585
Accounts payable	189,275	(428,745)
Billings in excess of costs and estimated
earnings on uncompleted contracts	347,584	(59,619)
Accrued expenses	1,120,619	(256,416)
Net cash provided by operating activities	13,624,143	18,372,138

Cash flows from investing activities:
Purchase of investment	(228,059)	(169,727)
Purchases of property and equipment	(3,434,521)	(2,122,071)
Proceeds from sale of property and equipment	123,070	52,861
Net cash used in investing activities	(3,539,510)	(2,238,937)

Cash flows from financing activities:
Proceeds from PPP loans	—	3,208,900
Repayment of long-term debt	(258,560)	(143,818)
Distribution of partners' capital	(12,975,020)	(17,230,815)
Net cash used in financing activities	(13,233,580)	(14,165,733)

Net change in cash	(3,148,947)	1,967,468
Cash and cash equivalents at beginning of year	8,584,450	4,068,870
Cash and cash equivalents at end of year	5,435,503	6,036,338

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$32,623	$38,341

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Front Line Power Construction, LLC (“Company”) is a partnership which is engaged in full service electrical construction. The Company’s products are marketed through management and in-house sales representatives.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

Accounts Receivable and Concentrations of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company grants credit to customers in the electrical distribution and petro-chemical industry. Three customers make up 79% and five customers make up 89% of the current accounts receivable balance as of September 30, 2021 and December 31, 2020, respectively. The Company’s ability to collect the amounts due from customers is affected by current economic conditions in these industries. The Company maintains an allowance for doubtful accounts based on its historical bad debt experience. Uncollectible accounts are charged against the reserve account. A provision for bad debts is expensed to restore the reserve. The balance recorded in the allowance for doubtful accounts was $73,128 and $73,128 at September 30, 2021 and December 31, 2020, respectively. Financial risk also exists in regards to the distribution of customer revenue. One customer makes up 77% and two customers make up 83% of the revenue for the nine months ended September 30, 2021 and 2020, respectively. One customer makes up 77% and 69% of the total revenue across a number of the customer’s divisions for the nine months ended September 30, 2021 and 2020, respectively.

Income taxes

The Company is a partnership and therefore any income is not taxable to the Company but flows through to the Company’s partners.

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

NOTE B - INVESTMENT

The Company is not restricted as to the type of investments, which can be made with unrestricted funds.

During both the nine months ended September 30, 2021 and 2020 the Company invested in a captive insurance provider. The carrying amount of the investment was $530,781 at September 30, 2021 and $302,722 at December 31, 2020. The market value of this investment is not readily determinable. The Company elects to measure the investment at cost less any impairment and plus or minus changes visible from observable price changes. The Company determined that the investment was not impaired and therefore no impairment adjustments have been recorded to the original cost. There were no unrealized gains or losses in the nine months ended September 30, 2021 or 2020.

Fair Value Measures

Financial Accounting Standards Board Accounting Standards Codification 820-10, Fair Value Measurements (FASB Codification 820-10), establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB Codification 820-10 are described below:

Level 1         Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Plan has the ability to access.

Level 2         Inputs to the valuation methodology include:

●	Quoted prices for similar assets or liabilities in active markets;
●	Quoted prices for identical or similar assets or liabilities in inactive markets;
●	Inputs other than quoted prices that are observable for the asset or liability;

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

NOTE B - INVESTMENT - continued

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

                        If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3         Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of September 30, 2021 and December 31, 2020:

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
September 30, 2020:
Captive insurance provider	$—	$530,781	$—	$530,781

Total assets at fair value	$—	$530,781	$—	$530,781

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
December 31, 2020:
Captive insurance provider	$—	$302,722	$—	$302,722

Total assets at fair value	$—	$302,722	$—	$302,722

NOTE C - REVENUE FROM CONTRACTS WITH CUSTOMERS

Front Line Power Construction, LLC is a full-service electrical construction company that performs work from foundation and installation of equipment to service and maintenance. The business is located in Texas and performs work throughout the United States. Revenue at Front Line Power is recognized over time as the performance creates or enhances an asset that the customer controls as the asset is created. In this manner, the customer simultaneously receives and consumes the benefits of FLP's performance as FLP performs the service.

Balances and activity in the current contract liabilities as of and for the nine months ended September 30, 2021 and 2020 was as follows:

Contract liabilities:	2021	2020
Billings in excess of costs and estimated earnings on uncompleted contracts , January 1	$32,635	$73,404

Revenue recognized	(32,635)	(73,404)
Other contract additions, net	380,219	13,785
Billings in excess of costs and estimated earnings on uncompleted contracts , September 30	$380,219	$13,785

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

NOTE D - LONG-TERM NOTES PAYABLE

Long-term debt at September 30, 2021 and December 31, 2020, is comprised of the following:

	As of September 30	As of December 31
	2021	2020

Note payable to a financial institution, due in monthly
installments of $831 at 5% interest, final payment due
November 2021, secured by equipment	$—	$4,987

Note payable to a financial institution, due in monthly
installments of $829 at 0% interest, final payment due
July 2022, secured by equipment	7,462	14,924

Note payable to a financial institution, due in monthly
installments of $2,289 at 0% interest, final payment due
September 2022, secured by equipment	27,471	48,073

Note payable to a financial institution, due in monthly
installments of $1,531 at 0% interest, final payment due
January 2023, secured by equipment	26,029	39,809

Note payable to a bank, due in monthly installments of
$3,555 including interest at 4.23%, final payment due
August 2024, secured by equipment	120,004	147,704

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	123,098	150,695

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	123,098	150,695

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

Note payable to a bank, due in monthly installments of
$3,549 including interest at 4.23%, final payment due
September 2024, secured by equipment	122,980	150,550

Note payable to a bank, due in monthly installments of
$3,549 including interest at 4.23%, final payment due
September 2024, secured by equipment	122,980	150,550

Note payable to a bank, due in monthly installments of
$3,545 including interest at 4.23%, final payment due
September 2024, secured by equipment	122,980	150,550

Note payable to a bank, due in monthly installments of
$3,900 including interest at 4.35%, final payment due
November 2024, secured by equipment	141,602	171,537

Note payable to a financial institution, due in monthly
installments of $1,799 at 0% interest, final payment due
June 2025, secured by equipment	79,148	95,338

Paycheck Protection Program (PPP) loan received in April
of 2020. The loan has an effective interest rate of 1% and
any balance due would have been payable beginning in 2021.
The balance of the loan and accrued interest was forgiven in 2021	—	3,208,900

Total notes payable	1,016,852	4,484,312

Less current maturities	345,475	1,408,476

Total long-term notes payable	$671,377	$3,075,836

Long-term debt maturing in the next five years is as follows:

Period Ended
December 31,	Principal	Interest	Total

2021	$85,918	$9,080	$94,998
2022	339,004	29,147	368,151
2023	309,964	17,298	327,262
2024	272,972	5,037	278,009
2025	8,994	—	8,994

Total	$1,016,852	$60,562	$1,077,414

FRONT LINE POWER CONSTRUCTION, LLC

NOTES TO FINANCIAL STATEMENTS - Continued

For the Nine Months Ended September 30, 2021 and 2020

NOTE E - RELATED PARTY TRANSACTIONS

The Company has operating lease agreements with four different entities, each having a common owner with the Company. All operating lease agreements are in place for property which is used directly as business use property of the Company and all lease agreements are market based agreements. The total amount paid by the Company in the nine months ended September 30, 2021 and 2020 for all of these lease agreements combined was $120,500 and $112,500, respectively.

NOTE F - CONTINGENT LIABILITIES AND LITIGATION

The Company had no contingent liabilities or litigation in process at September 30, 2021 or December31, 2020.

NOTE G – UNION EMPLOYEE BENEFIT PLANS

The Company employs unionized employees and as a result contributes monthly to union operated employee benefit plans. The name of the plan is National Electrical Benefit Fund (the “Plan”), EIN 53- 0181657, Plan Number 001. The Plan has a plan zone status of Green. The union collective bargaining agreement which established this plan has an expiration date of August 31, 2023. The Company contributed $6.75 in the nine months ended September 30, 2021 and $6.50 in 2020 per hour worked for eligible employees to a health insurance plan, 3% of gross wages for eligible employees to an employee benefit retirement plan, 25% of gross wages paid to another employee benefit retirement plan and 1.5% of gross wages for eligible employees to an apprentice program. The Company made combined contributions for all of its benefit plans totaling $6,092,900 and $4,990,382 which are recorded in cost of revenue for the nine months ended September 30, 2021 and 2020, respectively.